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Exhibit 99.5

INTRODUCTION

        The following unaudited pro forma condensed combined financial statements of Warren Resources, Inc. ("Warren") as of March 31, 2014, for the year ended December 31, 2013 and for the three months ended March 31, 2014 and 2013 are derived from the historical financial statements of Warren contained in Warren's Annual Report for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, and from the historical financial statements of Citrus Energy Corporation ("Citrus") and TLK Partners LLC ("TLK") included herein as Exhibits 99.3 and 99.4, respectively, and in each case are qualified in their entirety by reference to such historical financial statements and related notes contained therein. These unaudited pro forma condensed combined financial statements have been prepared to reflect Warren's acquisition of assets in the Marcellus Shale from Citrus, TLK and one other working interest owner, which is described below.

Acquisition of Marcellus Assets

        On July 7, 2014, Warren agreed to acquire essentially all of the Marcellus Shale assets of Citrus, TLK and one other working interest owner in exchange for approximately 6.7 million shares of common stock valued at $40 million and cash consideration of $312.5 million, subject to certain post-closing adjustments upon closing of the acquisition (the "Citrus Acquisition").

        The unaudited pro forma condensed combined balance sheet and the unaudited pro forma condensed combined statements of operations were derived by adjusting Warren's historical audited and unaudited financial statements of Warren. The adjustments are based upon information available as of July 21, 2014, and certain estimates and assumptions. Actual effects of the transaction may differ from the pro forma adjustments. Management believes, however, that the assumptions provide a reasonable basis for presenting the significant effects of the transaction as contemplated and that the pro forma adjustments are factually supportable and give appropriate effect to those assumptions and are properly applied in the unaudited pro forma financial data.

        The summary unaudited pro forma condensed combined financial data assumes that the Citrus Acquisition, the offering of Warren's 9.000% Senior Notes due 2022 (the "Notes"), the issuance of approximately 6.7 million shares of Warren's common stock as part of the consideration for the Citrus Acquisition and the closing of Warren's amended and restated credit facility, including borrowings thereunder to fund a portion of the consideration for the Citrus Acquisition, had taken place on March 31, 2014, in the case of the unaudited pro forma combined balance sheet data, and on January 1, 2013, in the case of the unaudited pro forma combined statement of operations data for the year ended December 31, 2013, and the three months ended March 31, 2013 and 2014. These data are subject and give effect to the assumptions and adjustments described in the notes accompanying these unaudited pro forma condensed combined financial statements. The summary unaudited pro forma condensed combined financial data are presented for informational purposes only and should not be considered indicative of actual results of operations that would have been achieved had the Citrus Acquisition and the offering of the Notes been consummated on the dates indicated, and do not purport to be indicative of statements of financial position or results of operations as of any future date or for any future period.

        The unaudited pro forma condensed combined financial statements should be read in conjunction with the notes accompanying these unaudited pro forma condensed combined financial statements and with the historical audited financial statements and related notes included in Warren's Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014, the other financial statements and related notes included in Exhibits 99.3 and 99.4 to this Current Report on Form 8-K and other information that Warren has filed with the Securities and Exchange Commission, as well as "Management's Discussion and Analysis of Financial Condition and Results of Operations," included in Warren's Report on Form 10-K for the year ended December 31, 2013.

        The unaudited pro forma condensed combined financial statements constitute forward-looking information and are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated. See "Risk Factors" and "Cautionary Statement Regarding Forward-Looking Statements", included in Warren's Report on Form 10-K for the year ended December 31, 2013.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2014

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
ASSETS
Current Assets
Cash and cash equivalents	$1,833,650	$1,955,700	$377,227	$(2,332,927)	(a)	$1,833,650
Accounts receivable—trade	13,460,229	16,382,424	1,228,136	(17,610,560)	(b)	13,460,229
Restricted investments in U.S. Treasury Bonds—available for sale, at fair value	134,906			—		134,906
Deferred financing costs	—	986,965		(986,965)	(c)	—
Deferred gathering fees	—	1,946,159		—		1,946,159
Other current assets	4,086,493	1,475,409	139,597	(1,615,006)	(d)	4,086,493

Total current assets	19,515,278	22,746,657	1,744,960	(22,545,458)		21,461,437

Other Assets
Oil and gas properties—net, based on full cost method of accounting	332,241,576			347,146,118	(e)	679,387,694
Oil and gas properties—net, based on successful efforts of accounting		197,249,008	24,022,917	(221,271,925)	(e)	—
Property and equipment—at cost, net	18,714,416	661,675		(661,675)	(f)	18,714,416
Restricted investments in U.S. Treasury Bonds—available for sale, at fair value	1,214,159			—		1,214,159
Deferred financing costs and other assets	—	3,034,714		13,648,286	(g)	16,683,000
Deferred gathering fees	—	10,512,938		—		10,512,938
Advances to stockholders and employees	—	349,227		(349,227)	(h)	—
Deferred bond offering costs,	729,004			—		729,004
Other assets	3,184,550			—		3,184,550
Derivative financial instruments	88,270			—		88,270

Total other assets	356,171,975	211,807,562	24,022,917	138,511,577		730,514,031

	$375,687,253	$234,554,219	$25,767,877	$115,966,119		$751,975,468

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Current maturities of debentures and long term liabilities	$163,600	$—		$—		$163,600
Current maturities of other long-term liabilities	1,980,962	—	—	—		1,980,962
Accounts payable and accruals	25,511,580	24,307,632	24,324,727	(48,632,359)	(i)	25,511,580
Accrued Interest and other expenses	—	3,243,805		(3,243,805)	(j)	—
Current portion of term loan credit facility	—	3,412,500		(3,412,500)	(k)	—
Deferred gathering fees payable	—	2,330,044		—		2,330,044
Advances from joint interest owners	—	319,504		(319,504)	(l)	—
Derivative financial instruments	2,754,790	2,585,842		(2,585,842)	(m)	2,754,790

Total current liabilities	30,410,932	36,199,327	24,324,727	(58,194,010)		32,740,976

Long-Term Liabilities
Revolving loan credit facility		20,000,000		(20,000,000)	(n)	—
Term loan credit facility, net of current portion		184,982,381		(184,982,381)	(o)	—
Debentures, less current portion	1,472,400			—		1,472,400
Other long-term liabilities, less current portion	28,389,353		881,554	(881,554)	(p)	28,389,353
Deferred gathering fees payable	—	4,775,171		—		4,775,171
Overpayment of joint interest billings	—	1,145,706		(1,145,706)	(q)	—
Accrued project incentive awards	—	12,331,281		(12,331,281)	(r)	—
High Yield Debt				295,851,000	(s)	295,851,000
Line of credit	80,500,000			33,332,000	(s)	113,832,000

	110,361,753	223,234,539	881,554	109,842,078		444,319,924

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED BALANCE SHEET (Continued)

AS OF MARCH 31, 2014

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
Commitments and Contingencies
Stockholders' Equity
8% convertible preferred stock, par value $.0001; authorized 10,000,000 shares, issued and outstanding, 10,703 shares in 2014 and 2013, respectively
(aggregate liquidation preference $128,437 in 2014 and 2013)	128,437			—		128,437
Common Stock—$.0001 par value; authorized, 100,000,000 shares;	7,354	25,950		(25,283)	(t)	8,021
Member equity			561,596	(561,596)	(v)	—
Additional paid-in capital	471,041,111			39,999,333	(t)	511,040,444
Accumulated deficit	(236,462,804)	(25,135,112)		25,135,112	(x)	(236,462,804)
Non-controlling interests	—	229,515		(229,515)	(v)	—
Accumulated other comprehensive income, net of applicable income taxes	200,470			—		200,470

Total stockholders' equity	234,914,568	(24,879,647)	561,596	64,318,051		274,914,568

	$375,687,253	$234,554,219	$25,767,877	$115,966,119		$751,975,468

(a)
Reflects $2.3 million of cash not transferred in the Citrus Acquisition.

(b)
Reflects $1.0 million of receivables not transferred in the Citrus Acquisition.

(c)
Reflects $1 million of Citrus financing costs not transferred in transaction.

(d)
Reflects $1.6 million of other current assets not transferred in the Citrus Acquisition.

(e)
Reflects adjustments to oil and gas properties to incorporate the assets acquired in the Citrus Acquisition and convert from successful efforts accounting method to full cost method.

(f)
Reflects $0.7 million of other property & equipment not transferred in the Citrus Acquisition.

(g)
Reflects $3.0 million of financing costs not transferred in the Citrus Acquisition but assumes an additional $16.7 million in offering costs relating to the offering.

(h)
Reflects $0.3 million of advances not transferred in the Citrus Acquisition.

(i)
Reflects $48.7 million of payables not transferred in the Citrus Acquisition.

(j)
Reflects $3.2 million of accrued interest not transferred in the Citrus Acquisition.

(k)
Reflects $3.4 million of Citrus term loan not transferred in the Citrus Acquisition.

(l)
Reflects $0.3 million of advances not transferred in the Citrus Acquisition.

(m)
Reflects $2.6 million of derivatives not transferred in the Citrus Acquisition.

(n)
Reflects $20 million of revolving loan credit facility not transferred in the Citrus Acquisition.

(o)
Reflects $185 million of Citrus term loan not transferred in the Citrus Acquisition.

(p)
Reflects $0.9 million of liabilities not transferred in the Citrus Acquisition.

(q)
Reflects $1.1 million of overpayments not transferred in the Citrus Acquisition.

(r)
Reflects $12.3 million of incentive awards not transferred in the Citrus Acquisition.

(s)
Reflects $300 million of notes issued to fund the Citrus Acquisition, net of discount.

(t)
Reflects 6,666,667 shares issued for the Citrus Acquisition.

(v)
Reflects $0.8 million of Citrus equity not transferred in the Citrus Acquisition.

(x)
Reflects $25.1 million of accumulated deficit not transferred in the Citrus Acquisition.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2013

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
Operating revenues
Oil and gas sales	$30,819,335	$11,956,999	$1,333,758	$—		$44,110,092
Transportation revenue	—	—	—	—		—

Total revenues	30,819,335	11,956,999	1,333,758	—		44,110,092

Operating expenses
Lease operating expense and taxes	9,796,255	1,742,851	174,881	—		11,713,987
Depreciation, depletion and amortization	11,570,452	5,365,369	421,275	(922,436	)(a)	16,434,660
Expiration and impairment of unproved properties	—	470,000		(470,000	)(b)	—
Transportation expenses	—	322,639	—	—		322,639
Deferred compensation		1,441,534		(1,441,534	)(c)	—
General and administrative	4,317,531	944,488	402,374	(402,374	)(d)	5,262,019

Total operating expenses	25,684,238	10,286,881	998,530	(3,236,344)		33,733,305

Income from operations	5,135,097	1,670,118	335,228	3,236,344		10,376,787
Other income (expense)
Interest and other income	15,308	70,524		(70,524	)(e)	15,308
Gain on sales of natural gas properties and equipment			190,052	(190,052)		—
Interest expense	(750,020)	(2,328,385)	(382,301)	(3,093,714	)(e)	(6,554,420)
Gain (loss) on derivative financial instruments	(1,565,193)	(360,577)	241,450	119,127	(f)	(1,565,193)
Total other income (expense)	(2,299,905)	(2,618,438)	49,201	(3,235,163)		(8,104,305)

Income before income taxes	2,835,192	(948,320)	384,429	1,181		2,272,482
Deferred income tax expense (benefit)	7,000	—	—	—		7,000

Net income	2,828,192	(948,320)	384,429	1,181		2,265,482
Net income attributable to non-controlling interests		394,521		(394,521	)(g)	—
Less dividends and accretion on preferred shares	2,569	—	—	—		2,569

Net income applicable to common stockholders	$2,825,623	$(1,342,841)	$384,429	$395,702		$2,262,913

(a)
Reflects incremental depreciation, depletion and amortization expense of approximately $0.5 million for the period from January 1, 2013 through March 31, 2013, under full cost using the units-of-production method, related to Citrus' gas properties to be acquired pursuant to the Citrus Acquisition.

(b)
Reflects adjustment of approximately $0.5 million as the result of conversion to full cost method of accounting.

(c)
Reflects adjustment of approximately $1.4 million of nonrecurring G&A relating to change of control provisions.

(d)
Reflects adjustment of approximately $0.4 million of nonrecurring G&A for Citrus and TLK for certain employees salaries and bonuses that will not be assumed by us in connection with the Citrus Acquisition.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

FOR THE THREE MONTHS ENDED MARCH 31, 2013

(e)
Reflects the elimination of Citrus and TLK's interest income and expense of approximately $2.6 million and $5.8 million of additional interest expense attributable to the debt financing relating to the Citrus Acquisition at an assumed rate of 7.5% per annum.

(f)
Reflects adjustment of approximately $0.1 million relating to derivative activity as no derivatives will be assumed by us in connection with the Citrus Acquisition.

(g)
Reflects adjustment of approximately $0.4 million of minority interest that is not being assumed by us in connection with the Citrus Acquisition.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2013

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
Operating revenues
Oil and gas sales	$127,924,839	$52,717,739	$5,321,272	$—		$185,963,850
Transportation revenue	919,512	—	—	—		919,512

Total revenues	128,844,351	52,717,739	5,321,272	—		186,883,362

Operating expenses
Lease operating expense and taxes	36,778,926	8,385,303	584,805	—		45,749,034
Depreciation, depletion and amortization	44,805,611	18,632,653	1,570,413	(2,680,894	)(a)	62,327,783
Expiration and impairment of unproved properties	—	6,846,268	—	(6,846,268	)(b)	—
Deferred compensation	—	5,766,137	—	(5,766,137	)(c)	—
Transportation expenses	311,273	1,057,496	—	—		1,368,769
General and administrative	15,389,439	4,303,053	1,980,439	(3,794,293	)(d)	17,878,638

Total operating expenses	97,285,250	44,990,910	4,135,657	(19,087,592)		127,324,224

Income from operations	31,559,102	7,726,829	1,185,615	19,087,592		59,559,138
Other income (expense)
Interest and other income	5,362,132	1,856,528	1,008,238	(2,864,766	)(e)	5,362,132
Interest expense	(2,994,724)	(14,975,880)	(1,447,166)	(8,969,554	)(e)	(28,387,324)
Gain (loss) on derivative financial instruments	(3,476,982)	940,250	—	(940,250	)(f)	(3,476,982)

Total other income (expense)	(1,109,574)	(12,179,102)	(438,928)	(12,774,570)		(26,502,174)

Income before income taxes	30,449,527	(4,452,273)	746,687	6,313,022		33,056,964
Deferred income tax expense (benefit)	64,000	—	—	—		64,000

Net income	30,385,527	(4,452,273)	746,687	6,313,022		32,992,964
Net income attributable to non-controlling interests		907,275		(907,275	)(g)	—
Less dividends and accretion on preferred shares	10,275	—	—	—		10,275

Net income applicable to common stockholders	$30,375,252	$(5,359,548)	$746,687	$7,220,297		$32,982,689

(a)
Reflects incremental depreciation, depletion and amortization expense of approximately $2.7 million for the period from January 1, 2013 through December 31, 2013, under full cost using the units-of-production method, related to Citrus' and TLK's gas properties to be acquired pursuant to the Citrus Acquisition.

(b)
Reflects adjustment of approximately $6.9 million as the result of conversion to full cost method of accounting.

(c)
Reflects adjustment of approximately $5.8 million of nonrecurring G&A relating to change of control provisions.

(d)
Reflects adjustment of approximately $3.8 million of nonrecurring G&A for Citrus and TLK for certain employees salaries and bonuses that will not be assumed by us with the Citrus Acquisition.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2013

(e)
Reflects the elimination of Citrus and TLK's interest income and expense of approximately $13.6 million and $25.4 million of interest expense attributable to the debt financing relating to the Citrus Acquisition at an assumed rate of 7.5% per annum.

(f)
Reflects adjustment of approximately $0.9 million relating to derivative activity as no derivatives will be assumed by us in connection with the Citrus Acquisition.

(g)
Reflects adjustment of approximately $0.9 million of minority interest that is not being assumed by us in connection with the Citrus Acquisition.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE THREE MONTHS ENDED MARCH 31, 2014

	Warren Resources, Inc. Historical	Citrus Energy Corp. Historical	TLK PARTNERS LLC Historical	Pro Forma Adjustments		Warren Resources, Inc. Pro Forma
Operating revenues
Oil and gas sales	$32,879,114	$25,990,832	$2,365,719	$—		$61,235,665
Transportation revenue	1,323,216	—	—	—		1,323,216

Total revenues	34,202,330	25,990,832	2,365,719	—		62,558,881

Operating expenses
Lease operating expense and taxes	9,501,817	4,742,018	426,379	—		14,670,214
Depreciation, depletion and amortization	10,354,837	8,333,731	596,275	(2,857,627	)(a)	16,427,216
Expiration and impairment of unproved properties	—			—		—
Transportation expenses	564,838	464,765	—	—		1,029,603
Deferred compensation		343,000		(343,000	)(b)	—
General and administrative	3,965,838	1,547,597	255,945	(792,857	)(c)	4,976,523

Total operating expenses	24,387,330	15,431,111	1,278,599	(3,993,485)		37,103,555

Income from operations	9,815,000	10,559,721	1,087,120	3,993,485		25,455,326
Other income (expense)
Interest and other income	133,929	93,700		(93,700	)(d)	133,929
Interest expense	(754,517)	(5,489,385)	(302,112)	(556,653	)(d)	(7,102,667)
Gain (loss) on derivative financial instruments	(992,622)	(3,709,263)	251,072	3,458,191	(e)	(992,622)

Total other income (expense)	(1,613,209)	(9,104,948)	(51,040)	2,807,838		(7,961,359)

Income before income taxes	8,201,791	1,454,773	1,036,080	6,801,323		17,493,966
Deferred income tax expense (benefit)	(8,000)	—	—	—		(8,000)

Net income	8,209,791	1,454,773	1,036,080	6,801,323		17,501,966
Less dividends and accretion on preferred shares	2,569	—	—	—		2,569

Net income applicable to common stockholders	$8,207,222	$1,454,773	$1,036,080	$6,801,323		$17,499,397

(a)
Reflects incremental depreciation, depletion and amortization expense of approximately $2.3 million for the period from January 1, 2014 through March 31, 2014, under full cost using the units-of-production method, related to Citrus' gas properties to be acquired.

(b)
Reflects adjustment of approximately $0.3 million of nonrecurring G&A relating to change of control provisions.

WARREN RESOURCES, INC. AND SUBSIDIARIES

PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS (Continued)

FOR THE THREE MONTHS ENDED MARCH 31, 2014

(c)
Reflects adjustment of approximately $0.8 million of nonrecurring G&A for Citrus and TLK for certain employees salaries and bonuses that will not be assumed by us in connection with the Citrus Acquisition.

(d)
Reflects the elimination of Citrus and TLK's interest income and expense of approximately $5.8 million and $6.3 million of interest expense attributable to the debt financing relating to the Citrus Acquisition at on assumed rate of 7.5% per annum.

(e)
Reflects adjustment of approximately $3.5 million relating to derivative activity as no derivatives will be assumed by us in connection with the Citrus Acquisition.

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  Exhibit 99.5
INTRODUCTION
WARREN RESOURCES, INC. AND SUBSIDIARIES PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) CONSOLIDATED BALANCE SHEET AS OF MARCH 31, 2014
WARREN RESOURCES, INC. AND SUBSIDIARIES PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2013
WARREN RESOURCES, INC. AND SUBSIDIARIES PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2013
WARREN RESOURCES, INC. AND SUBSIDIARIES PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS (UNAUDITED) CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED MARCH 31, 2014